UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFS §270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2020, Causeway Global Value Fund’s (the “Fund’s”) Institutional Class returned -27.81% and Investor Class returned -27.93% compared to the MSCI ACWI Index (Gross) (“ACWI Index”) return of -14.12%. The average annual total return of the Fund’s Institutional Class since inception on April 29, 2008, is 1.35% compared to the ACWI Index’s average annual total return of 3.93%. The average annual total return of the Fund’s Investor Class since inception on January 31, 2011, is 2.05% compared to the ACWI Index’s average annual total return of 5.80%. As of March 31, 2020, the Fund had net assets of $53.5 million.

Performance Review

The fourth quarter of 2019’s rising equity markets capped a calendar year of surging stock prices, as central banks, attempting to prolong economic expansion, implemented increasingly accommodative monetary policies. However, this trend sharply reversed in the first quarter of 2020, as global equities tumbled and market volatility spiked to levels last seen during the 2008 Global Financial Crisis (“GFC”) amid great uncertainty over COVID-19’s economic consequences. With large parts of the global economy shuttered, the question of COVID-19’s impact on economic growth shifted from whether it would spark a recession to how long the downturn will last. Central banks and governments began unleashing unprecedented levels of stimulus to shore up economies and target aid to areas most vulnerable to weakened demand. The U.S. Federal Reserve committed to purchase as many government bonds as necessary to ensure ample liquidity in financial markets and keep government borrowing costs low. The U.S.’s $2.2 trillion stimulus package to support the economy should help industries most affected. But we anticipate additional measures will be needed to offset some of the effects of the economic shock, as millions of Americans applied for jobless benefits and a greater than 10% unemployment rate appears likely in the short term. Fiscal policy responses in Europe–such as in Germany and France and in the UK–included paying a dominant portion of workers’ wages during the shutdown to help companies avoid layoffs. The European Central Bank and Bank of England have also committed to using monetary policy tools at their disposal to provide liquidity for the duration of the crisis, including additional asset purchases. Low interest rates globally will only partially offset widened credit spreads, and less credit-worthy borrowers are paying a premium to refinance their debt. We expect this repricing of risky debt to accelerate. The existence of widespread diagnostic testing of COVID-19 will pave the way for people to congregate with confidence, a prerequisite for a sustained economic recovery. For the six month period, the best performing markets in our investable universe included Denmark, China, New Zealand, Switzerland, and Taiwan. The biggest laggards included Brazil, Colombia, Chile, Austria, and Greece. The best performing sectors in the ACWI Index were health care, information technology, and communication services, while energy, financials, and real estate were the worst performing ACWI Index sectors.

Fund holdings in the software & services, capital goods, energy, banks, and media & entertainment industry groups detracted most from the Fund’s performance relative to the ACWI Index. Holdings in the food beverage & tobacco and utilities industry groups, as well as underweight positions in the real estate, insurance, and diversified financials industry groups, offset some of the underperformance. The biggest detractor from absolute return was travel & tourism technology company, Sabre Corp. (United States). Other notable detractors included jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom), media company, ViacomCBS, Inc. (United States), automobile manufacturer, Volkswagen AG (Germany), and design-to-distribution business process services technology company,

2	Causeway Global Value Fund

SYNNEX Corp. (United States). The largest contributor to absolute return was life insurer, Prudential Plc (United Kingdom). Additional top contributors included utilities provider, SSE Plc (United Kingdom), software giant, Microsoft Corp. (United States), semiconductor manufacturer, Broadcom Ltd. (United States), and telecommunication services provider, KDDI Corp. (Japan).

Significant Portfolio Changes

The largest decreases included full sales of oil refiner, Marathon Petroleum Corp. (United States), passenger & cargo airline, Alaska Air Group, Inc. (United States), life insurer, Prudential Plc (United Kingdom), integrated oil & gas company, Total (France), and major passenger railway operator, East Japan Railway Co. (Japan). Significant purchases included new additions: industrial conglomerate, Siemens AG (Germany), power & healthcare conglomerate, General Electric Co. (United States), parcel transportation & delivery company, FedEx Corp. (United States), specialty chemicals manufacturer, Ashland (United States), and luxury goods manufacturer, Compagnie Financiere Richemont (Switzerland).

Fund exposures to currencies, industries, and countries are largely a by-product of our bottom-up stock selection process. However, the initiation of an oil price war between Saudi Arabia and Russia concurrent with the COVID-19 slowdown has led to a rare two-pronged supply and demand shock for the energy industry and oil and gas producing countries globally. In the short term, the financial stability of many companies in the energy production and services industries in several countries will be threatened. We reduced the Fund’s exposure to the energy industry group as a result. The Fund’s weights relative to the ACWI Index in the capital goods, semiconductor & semiconductor equipment, and materials industry groups increased the most relative to the beginning of the period, while relative weights in the energy, telecommunication services, and utilities industry groups were the greatest decreases. As of March 31, 2020, the three largest industry group exposures from an absolute perspective for the Fund were to the capital goods, pharmaceuticals & biotechnology, and banks industry groups. From a regional perspective, the most notable weight changes relative to the ACWI Index included higher exposures to Germany, Switzerland, and the United States. The most significantly reduced relative country weights included the United Kingdom, Japan, and China.

Investment Outlook

Investors appear to be exhibiting herding behavior in the current market environment–likely accentuated by the rise of factor investing–selling off swaths of stocks in various industries with little regard for companies’ valuations. In our view, volatility and indiscriminate selling can provide rare investment opportunities; we seek to purchase into other investors’ fear, in anticipation of the inevitable economic and market recovery. We are taking advantage of the current conditions by opportunistically buying industry-leading companies in some of the hardest hit areas of the markets that we believe have mistakenly been priced for permanent demand destruction. These include industrials (transportation, capital goods, and especially aerospace), consumer discretionary (travel & tourism, automotive, and retail), and financials (banks and insurance). When the recovery inevitably comes, which we believe will happen, the market should be led by cyclicals, at least if past drawdowns are any indication. Some hallmarks of our economically exposed portfolio companies are strong balance sheets, abundant cash flows, and excellent management teams that should enable these

Causeway Global Value Fund	3

companies to weather near-term challenges and remain well-positioned for a rebound in demand. We believe we are buying some of the world’s best-managed banks at sizable discounts to their tangible book values. Economic disruption brings the strongest banks more profitable credit and lending opportunities. While several US and European bank stocks already discount a severe recession, banks are better capitalized than at any point since the GFC. Industrials stocks, notably those with exposure to aviation, are trading at deep recession levels. We believe some of these stocks hold more upside potential in the next two years than we have observed since 2008. With more buying opportunities than capital to invest, we are funding purchases with sales of stocks that we believe exhibit lower risk-adjusted return potential. These include stocks that may face longer-term structural challenges (such as those in the energy sector) or those in defensive areas of the market that have outperformed, like utilities and communication services. Amid the demand contraction, many companies are conserving cash and some are suspending dividend payments until the crisis abates. Despite the delay in income, we believe our portfolio companies should have the financial flexibility to withstand a multi-quarter sharp reduction in revenues, then resume growth. Several of the most promising of these beaten down stocks trade at historically low single digit price-to-earnings multiples, implying the potential for significant recoveries in their share prices over time.

4	Causeway Global Value Fund

We thank you for your continued confidence in Causeway Global Value Fund.

March 31, 2020

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Conor Muldoon	Steven Nguyen	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses. A company may reduce or eliminate its dividend, causing losses to the Fund.

Causeway Global Value Fund	5

March 31, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class	-28.75%	-7.81%	-3.58%	3.74%	1.35%
Investor Class	-28.87%	-7.96%	-3.77%	N/A	2.05%
MSCI ACWI Index (Gross) Inception 4/29/2008	-10.76%	2.05%	3.41%	6.45%	3.93%
MSCI ACWI Index (Gross) Inception 1/31/2011	-10.76%	2.05%	3.41%	6.45%	5.80%

*	Inception is April 29, 2008 for Institutional Class and January 31, 2011 for Investor Class.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2021. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2020 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.08% and 1.33% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI ACWI Index is a free float-adjusted market capitalization index, designed to measure the equity market performance of developed and emerging markets, consisting of 23 developed country indices, including the U.S, and 26 emerging market country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2020 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

COMMON STOCK

China — 4.9%

Baidu Inc. ADR[1]	15,271	$1,539

China Mobile Ltd.	145,603	1,091

		2,630

France — 1.8%

Air France-KLM[1]	169,053	940

Germany — 11.7%

BASF SE	38,787	1,813

Bayer AG	19,204	1,100

Infineon Technologies AG	65,825	950

Linde PLC	5,294	916

Siemens AG	17,590	1,473

		6,252

Italy — 3.2%

UniCredit SpA	219,538	1,699

Japan — 5.9%

Fanuc Corp.	9,900	1,323

Takeda Pharmaceutical Co. Ltd.	60,300	1,836

		3,159

Netherlands — 2.7%

Akzo Nobel NV	13,095	861

ING Groep NV	118,525	608

		1,469

South Korea — 4.7%

Samsung Electronics Co. Ltd.	38,690	1,505

SK Telecom Co. Ltd.	7,062	1,027

		2,532

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

Spain — 1.1%

Banco Bilbao Vizcaya Argentaria SA	191,741	$594

Switzerland — 8.3%

ABB Ltd.	101,701	1,767

Cie Financiere Richemont SA	18,347	981

Novartis AG	20,738	1,711

		4,459

United Kingdom — 12.1%

AstraZeneca PLC	11,096	989

Barclays PLC	911,825	1,036

British American Tobacco PLC	48,948	1,667

Compass Group PLC	16,725	261

Micro Focus International PLC	96,024	474

Rolls-Royce Group PLC[1]	276,814	1,170

Vodafone Group PLC	631,289	873

		6,470

United States — 35.9%

Arconic Inc.	42,636	684

Ashland Global Holdings Inc.	21,864	1,095

Broadcom Inc.	3,800	901

Citigroup Inc.	33,359	1,405

Exelon Corp.	12,000	442

FedEx Corp.	11,486	1,393

Freeport-McMoRan Inc.	56,900	384

General Electric Co.	183,992	1,461

Leidos Holdings Inc.	16,066	1,472

Merck & Co. Inc.	13,535	1,041

Microsoft Corp.	8,180	1,290

Moelis & Co., Class A	9,667	272

Norwegian Cruise Line Holdings Ltd.[1]	60,354	661

Oracle Corp.	30,722	1,485

Reinsurance Group of America Inc., Class A	8,600	724

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

United States — (continued)

Sabre Corp.	144,195	$855

Spirit AeroSystems Holdings Inc., Class A	30,539	731

SYNNEX Corp.	18,795	1,374

ViacomCBS Inc., Class B	45,129	632

Walt Disney Co.	3,900	377

Wells Fargo & Co.	17,494	502

		19,181

Total Common Stock

(Cost $71,087) — 92.3%		49,385

PREFERRED STOCK

Germany — 4.0%

Volkswagen AG‡	18,694	2,153

Total Preferred Stock

(Cost $2,710) — 4.0%		2,153

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 0.250%**	1,506,926	1,507

Total Short-Term Investment

(Cost $1,507) — 2.8%		1,507

Total Investments — 99.1%

(Cost $75,304)		53,045

Other Assets in Excess of Liabilities — 0.9%		455

Net Assets — 100.0%		$53,500

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2020.
‡	There is currently no rate available.
1	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

SCHEDULE OF INVESTMENTS (000) (concluded)

March 31, 2020 (Unaudited)

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2020:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$1,539	$1,091	$—	$2,630
France	—	940	—	940
Germany	916	5,336	—	6,252
Italy	—	1,699	—	1,699
Japan	—	3,159	—	3,159
Netherlands	—	1,469	—	1,469
South Korea	—	2,532	—	2,532
Spain	—	594	—	594
Switzerland	—	4,459	—	4,459
United Kingdom	—	6,470	—	6,470
United States	19,181	—	—	19,181

Total Common Stock	21,636	27,749	—	49,385

Preferred Stock	—	2,153	—	2,153

Short-Term Investment	1,507	—	—	1,507

Total Investments in Securities	$23,143	$29,902	$—	$53,045

For the six month period ended March 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

SECTOR DIVERSIFICATION

As of March 31, 2020, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	Common Stock	Preferred Stock	% of Net Assets

Industrials	20.5%	0.0%	20.5%

Information Technology	19.4	0.0	19.4

Financials	12.7	0.0	12.7

Health Care	12.6	0.0	12.6

Communication Services	10.3	0.0	10.3

Materials	9.4	0.0	9.4

Consumer Discretionary	3.5	4.0	7.5

Consumer Staples	3.1	0.0	3.1

Utilities	0.8	0.0	0.8

Total	92.3	4.0	96.3

Short-Term Investment			2.8

Other Assets in Excess of Liabilities			0.9

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

3/31/20
ASSETS:
Investments at Value (Cost $75,304)	$53,045
Receivable for Investment Securities Sold	365
Receivable for Tax Reclaims	316
Receivable for Dividends	287
Receivable for Fund Shares Sold	27
Prepaid Expenses	13

Total Assets	54,053

LIABILITIES:
Payable for Investment Securities Purchased	472
Payable Due to Adviser	26
Payable for Fund Shares Redeemed	5
Payable Due to Administrator	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	47

Total Liabilities	553

Net Assets	$53,500

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$81,662
Total Distributable Loss	(28,162)

Net Assets	$53,500

Net Asset Value Per Share (based on net assets of $52,513,768 ÷ 7,723,381 shares) — Institutional Class	$6.80

Net Asset Value Per Share (based on net assets of $986,613 ÷ 145,865 shares) — Investor Class	$6.76

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

10/01/19 to 3/31/20
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $62)	$936

Total Investment Income	936

EXPENSES:
Investment Advisory Fees	301
Professional Fees	32
Transfer Agent Fees	31
Custodian Fees	25
Registration Fees	14
Administration Fees	11
Printing Fees	11
Line of Credit	4
Trustees’ Fees	2
Pricing Fees	2
Shareholder Service Fees — Investor Class	1
Other Fees	3

Total Expenses	437

Waiver of Investment Advisory Fees	(40)

Total Waiver	(40)

Net Expenses	397

Net Investment Income	539

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(5,020)
Net Change in Unrealized Depreciation on Investments	(16,160)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	4

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(21,176)

Net Decrease in Net Assets Resulting from Operations	$(20,637)

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	13

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE FUND

	10/01/19 to 3/31/20 (Unaudited)	10/01/18 to 9/30/19
OPERATIONS:
Net Investment Income	$539	$2,463
Net Realized Gain (Loss) on Investments	(5,020)	1,900
Net Realized Loss from Foreign Currency Transactions	—	(26)
Net Change in Unrealized Depreciation on Investments	(16,160)	(11,037)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	4	(2)

Net Decrease in Net Assets Resulting From Operations	(20,637)	(6,702)

DISTRIBUTIONS:
Institutional Class	(3,581)	(10,909)
Investor Class	(70)	(307)

Total Distributions to Shareholders	(3,651)	(11,216)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(159)	8,444
Redemption Fees (2)	—	—

Total Decrease in Net Assets	(24,447)	(9,474)

NET ASSETS:
Beginning of Period	77,947	87,421

End of Period	$53,500	$77,947

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2020 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL VALUE FUND
Institutional
2020(1)	9.87	0.07	(2.64)	(2.57)	(0.33)	(0.17)	(0.50)	—
2019	12.66	0.31	(1.44)	(1.13)	(0.20)	(1.46)	(1.66)	—	(2)
2018	12.25	0.18	1.02	1.20	(0.24)	(0.55)	(0.79)	—	(2)
2017	10.73	0.19	1.48	1.67	(0.15)	—	(0.15)	—	(2)
2016	10.26	0.16	0.65	0.81	(0.13)	(0.21)	(0.34)	—	(2)
2015	12.49	0.14	(1.17)	(1.03)	(0.22)	(0.98)	(1.20)	—	(2)
Investor
2020(1)	9.82	0.06	(2.63)	(2.57)	(0.32)	(0.17)	(0.49)	—
2019	12.60	0.28	(1.42)	(1.14)	(0.18)	(1.46)	(1.64)	—	(2)
2018	12.18	0.17	1.01	1.18	(0.21)	(0.55)	(0.76)	—	(2)
2017	10.68	0.16	1.47	1.63	(0.13)	—	(0.13)	—	(2)
2016	10.21	0.13	0.64	0.77	(0.09)	(0.21)	(0.30)	—	(2)
2015	12.44	0.11	(1.16)	(1.05)	(0.20)	(0.98)	(1.18)	—	(2)

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.34% (excluding waiver reimbursements) and 1.25%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway Global Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waiver and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

6.80	(27.81)	52,514	1.05		1.15		1.44		42
9.87	(7.74)	76,531	1.05		1.08		3.02		51
12.66	10.14	84,941	1.05		1.08		1.47		50
12.25	15.73	113,574	1.05		1.05		1.66		55
10.73	7.94	102,214	1.04		1.05		1.54		64
10.26	(9.15)	93,427	1.05		1.10		1.19		54

6.76	(27.93)	986	1.23		1.34		1.27		42
9.82	(7.82)	1,416	1.16		1.20		2.75		51
12.60	10.03	2,480	1.15	(3)	1.18	(3)	1.40	(3)	50
12.18	15.42	2,621	1.30		1.30		1.45		55
10.68	7.64	1,173	1.29		1.30		1.27		64
10.21	(9.39)	1,871	1.30		1.15		0.92		54

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When

18	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

As of and during the six months ended March 31, 2020, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not”

Causeway Global Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – Until October 1, 2019, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applied to exchanges from the Fund. The redemption fee was paid to the Fund. The officers of the Fund were permitted to waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for

20	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2020, the Institutional Class and Investor Class retained $0 and $0 in redemption fees, respectively. The Fund removed the redemption fee, effective October 1, 2019.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2020, the Fund received commission recapture payments of $295.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2021 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2020, the Adviser waived $39,522 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration

Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2020, the Investor Class paid 0.18% annualized of average daily net assets under this plan. (See Statement of Operations – Shareholder Service Fees – Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2020, approximately $1,209 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the six months ended March 31, 2020, for the Fund were as follows (000):

Purchases	Sales
$30,107	$32,785

Causeway Global Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2019	$2,822	$8,394	$11,216
2018	6,146	1,253	7,399

As of September 30, 2019, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$2,992
Unrealized Depreciation	(6,869)
Other Temporary Differences	3

Total Accumulated Losses	$(3,874)

22	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For the fiscal year ended September 30, 2019, the Fund did not use any capital loss carryforwards.

At March 31, 2020, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$75,304	$1,813	$(24,072)	$(22,259)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2020 (Unaudited)		Fiscal Year Ended September 30, 2019
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	513	$4,439	1,467	$14,124
Shares Issued in Reinvestment of Dividends and Distributions	342	3,563	1,204	10,853
Shares Redeemed	(889)	(8,223)	(1,621)	(15,988)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(34)	(221)	1,050	8,989

Investor Class
Shares Sold	53	495	37	380
Shares Issued in Reinvestment of Dividends and Distributions	7	69	34	307
Shares Redeemed	(58)	(502)	(124)	(1,232)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	2	62	(53)	(545)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(32)	$(159)	997	$8,444

8.	Significant Shareholder Concentration

As of March 31, 2020, four of the Fund’s shareholders of record owned 75% of Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

Causeway Global Value Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is a party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 17, 2021. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2020, there were no borrowings outstanding under the line of credit.

11.	New Accounting Pronouncements

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The amendments for registered investment companies focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The amendments also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

24	Causeway Global Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2019 to March 31, 2020).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Global Value Fund	25

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value Fund

Actual Fund Return
Institutional Class	$1,000.00	$721.90	1.05%	$4.52

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.75	1.05%	$5.30
Causeway Global Value Fund

Actual Fund Return
Investor Class	$1,000.00	$720.70	1.23%	$5.33

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.80	1.23%	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

26	Causeway Global Value Fund

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, Causeway Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2018 through December 31, 2019. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

Causeway Global Value Fund	27

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

CCM-SA-005-1200

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2020

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 8, 2020